SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2018

AB International Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16th Floor, Rich Towers, 2 Blenheim Avenue Tsim Sha Tsui, Kowloon, Hong Kong	________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 2622-2891

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 18, 2018, Alexander Holtermann resigned as our Chief Executive Officer and member of our Board of Directors. In his resignation letter, which is attached as Exhibit 99.1 to this Current Report on Form 8-K in its entirety, Mr. Holtermann claims, among other things, to not have received access to company information.

On September 18, 2018, Ian Wright resigned as our Chief Operating Officer.

We accept that both Messrs. Holtermann and Wright resigned for “good reason” as defined in their respective employment agreements.

Under the respective employment agreements for Messrs. Holtermann and Wright, their respective resignations from officer positions are effective 30 days from when the notices were sent to our company.

The appointments of Messrs. Holtermann and Wright were part of the overall transaction in acquiring iCrowdU Inc. Other than financial information concerning iCrowdU Inc., which Messrs. Holtermann and Wright were required to submit by the last day of September 2018, all other information was provided to us concerning the transaction.

In addition, we issued 8,000,000 shares but they were not delivered to Messrs. Holtermann and Wright. They never transferred 8,000,000 shares in iCrowdU to us from their privately held shares as required under the acquisition agreement.

On September 15, 2018, Luis Hadic resigned as our CFO. In his resignation letter, which is attached as Exhibit 99.2 to this Current Report on Form 8-K in its entirety, Mr. Hadic claims, among other things, to not have received access to company information.

We appointed Linqing Ye as our CFO. Mr. Ye is currently serving as a member of our board of directors.

There are no family relationships between Mr. Ye and any of our officers and directors. Mr. Ye’s business experience is contained in our annual report on Form 10-K for the year ended August 31, 2017. Mr. Ye does not have any material interest in any of our transactions for the past two years.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter from Alexander Holtermann(1)
99.2	Letter from Luis Hadic

(1)	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB International Group Corp.

/s/ Chiyuan Deng

Chiyuan Deng

President

Date: November 1, 2018

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